UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2013

CHINA GROWTH EQUITY INVESTMENT LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-35192	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

CN11 Legend Town, No. 1 Balizhuangdongli Chaoyang District, Beijing, PRC	100025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-10-6569-3988

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01   Other Events.

On February 15, 2013, China Growth Equity Investment Ltd. (the “CGEI”) issued a press release announcing that it had postponed its shareholder meeting originally scheduled to take place on February 21, 2013. The shareholder meeting was postponed until February 25, 2013 at 11:00 a.m., New York City time, at its original location. The record date for the shareholder meeting remains January 28, 2013. Shareholders may tender their shares for redemption until 5:00 p.m. New York City time, February 22, 2013, in accordance with the procedures described in the CGEI’s definitive proxy statement filed with the Securities and Exchange Commission on February 6, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Disclaimer:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

In connection with the proposed business combination, CGEI has prepared and filed with the U.S. Securities and Exchange Commission (the "SEC") a definitive proxy statement. The definitive proxy statement and a form of proxy will be mailed to the shareholders of CGEI. Before making any voting decision, shareholders are urged to read the proxy statement carefully and in its entirety because it will contain important information about the proposed merger. Shareholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC when they become available through the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents when they become available by contacting CGEI's Corporate Secretary, Chantelle Bai, at CN11 Legend Town, No.1 Balizhuangdongli, Chaoyang District, Beijing, 100025, P.R.C., telephone number (+86-10-6550-3186), or by email to cbai@chum.com.cn.

Participants in the Solicitation

CGEI and its directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of CGEI in connection with the proposed business combination. Information regarding the officers and directors of CGEI is available in CGEI's annual report on Form 10-K for the year ended December 31, 2012, which has been filed with the SEC. Additional information regarding the interests of such potential participants will also be included in the proxy statement for the proposed business combination and the other relevant documents filed with the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that reflect CGEI's current beliefs, expectations or intentions regarding future events. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "to merge," "to name," "to receive," "will," "may," "could," "should," "expect," "expected," "proposed," "contemplated," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, CGEI's expectations with respect to the combined company's plans, objectives, expectations and intentions with respect to future operations; approval and adoption of business combination by the requisite number of shareholders; and the timing of the completion of the proposed business combination. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of CGEI's and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) the failure of the business combination to close for any reason; (ii) general business and economic conditions; (iii) the performance of financial markets; (iv) risks relating to the consummation of the contemplated business combination, including the risk that required shareholder approval and regulatory agencies might not be obtained in a timely manner or at all or that other closing conditions are not satisfied; (v) the impact of the business combination on the markets for the combined company's products and services; (vi) the employees of CGEI, CDGC and Pingtan Fishing not being combined and integrated successfully; (vii) operating costs and business disruption following the business combination, including adverse effects on employee retention and on CGEI's, CDGC's and Pingtan Fishing's business relationships with third parties; (viii) the inability of the combined company following the closing of the business combination to meet NASDAQ's listing requirements and the failure of the combined company's securities to be listed or continue to be listed on NASDAQ; (ix) the amount of cash available to the combined company following the business combination being insufficient to allow CGEI, CDGC, Pingtan Fishing or the combined company to achieve their business goals; and (xi) the future performance of the combined company following the closing of the business combination. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, and the subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K filed by CGEI with the SEC, as well as the proxy statement when it becomes available. CGEI anticipates that subsequent events and developments may cause its views and expectations to change. CGEI assumes no obligation, and they specifically disclaim any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated February 15, 2013 regarding the matter referenced in Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   February 20, 2013

China Growth Equity Investment Ltd.

By:	/s/Jin Shi
Jin Shi
Chief Executive Officer and Director

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release dated February 15, 2013.	Filed herewith